                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:
         [ ] Preliminary Proxy Statement                        [ ] Confidential for Use of
                                                                Commission Only (as permitted by
                                                                Rule 14a-6(e)(2))
         [ ] Definitive Proxy Statement
         [X] Definitive Additional Materials
         [ ] Soliciting Material Under Rule 14a-12

                               Crown Crafts, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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



                         (CROWN CRAFTS INC. LETTERHEAD)



September 17, 2003

Dear Shareholder:

We previously sent you proxy materials for the Annual Meeting of Crown Crafts, Inc. to be held at our executive offices at 10:00 a.m. central standard time on November 6, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

Since we have not yet received your vote, another voting instruction form and return envelope are enclosed for your convenience. With the meeting fast approaching, we urge you to give this matter your immediate attention and return your voting instruction form in the enclosed return envelope or, if your voting instructions so provide, vote by telephone or over the Internet. If you have already submitted your vote, please disregard this letter.

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING AND TO HELP YOUR COMPANY AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE TAKE A FEW MINUTES TO VOTE TODAY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Thank you for your cooperation.

Sincerely,

/s/ E. RANDALL CHESTNUT

E. Randall Chestnut
Chairman, President and Chief Executive Officer

   If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications Inc.:
                           TOLL FREE: 1-888-679-2867